EXHIBIT 99
                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



          The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                               By:/s/ James C. McGill
                                  ----------------------------------------------
                                  Name:    James C. McGill
                                  Title:   President and Chief Executive Officer


                               By:/s/ A. Christine Baker
                                  ----------------------------------------------
                                  Name:    A. Christine Baker
                                  Title:   Executive Vice President and Chief
                                           Financial Officer

Date: December 27, 2002